UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 9, 2008
Thor Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

419 West Pike Street,	45334-0629
Jackson Center, Ohio	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (937) 596-6849
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Thor Industries, Inc. 2008 Annual Incentive Plan
     At the Annual Meeting of Stockholders of Thor Industries, Inc. (the “Company”) held on December 9, 2008, the stockholders of the Company approved the Thor Industries, Inc. 2008 Annual Incentive Plan (the “2008 Annual Incentive Plan”). The 2008 Annual Incentive Plan is intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and is intended to provide an incentive to executive officers of the Company and its subsidiaries, and other selected key executives of the Company (“Eligible Executives”) to contribute to the growth, profitability and increased stockholder value of the Company. Awards (as defined below) will be paid based on the satisfaction of performance objectives as described below.
     The 2008 Annual Incentive Plan permits the Committee (as defined below) to grant performance awards based upon pre-established performance goals to Eligible Executives, whether or not such executives are subject to the limit on deductible compensation under Code Section 162(m) at the time of grant.
     The 2008 Annual Incentive Plan is administered by a committee which will be comprised of at least two members of the Company’s Board of Directors (the “Board”) who qualify as “outside directors” within the meaning of Code Section 162(m) (the “Committee”), which is currently the Compensation Committee. Under the 2008 Annual Incentive Plan, the Committee has the power to: (i) designate Eligible Executives to participate in the 2008 Annual Incentive Plan for a designated Performance Period as defined below (the “Participants”); (ii) determine the terms and conditions of any Award; (iii) determine whether, to what extent, and under what circumstances Awards may be canceled, forfeited, or suspended; (iv) interpret, administer, reconcile any inconsistency, correct any defect and/or supply any omission in the 2008 Annual Incentive Plan and any instrument or agreement relating to, or Award granted under, the 2008 Annual Incentive Plan; (v) establish, amend, suspend, or waive any rules and regulations; and (vi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2008 Annual Incentive Plan.
     Under the 2008 Annual Incentive Plan, the Committee has the authority to grant Awards which represent the conditional right of a participant to receive a cash award following a Performance Period (as defined below) based upon performance in respect of a Performance Goal (as defined below). For purposes of the 2008 Annual Incentive Plan, a “Performance Period” is a fiscal quarter during which performance will be measured in order to determine a Participant’s entitlement to receive payment of an Award, and “Performance Goal” is, with respect to each Performance Period, consolidated pre-tax profits of the Company (“Pre-Tax Profits”) of $15,000,000.

     Prior to, or reasonably promptly following the inception of, a Performance Period but, to the extent required by Code Section 162(m), by no later than the day prior to the date on which twenty-five percent (25%) of the Performance Period has elapsed, the Committee will allocate in writing, on behalf of each Participant, the portion of Pre-Tax Profits (not to exceed 3% on behalf of any Participant), if any (an “Award”), to be paid to the Participant if the Performance Goal is achieved. With respect to any single Participant, the maximum Award that can be paid with respect to any Performance Period is $5,000,000.
     The Committee is authorized at any time during or after a Performance Period to reduce or eliminate an Award allocated to any Participant for any reason, including, without limitation, changes in the position or duties of any Participant with the Company during or after a Performance Period, whether due to any termination of employment (including death, disability, retirement, voluntary termination, or termination with or without cause) or otherwise. However, no reduction or elimination will increase the amount otherwise payable to any other Participant if a reduction or elimination would cause the Awards to fail to qualify as “qualified performance-based compensation” under Code Section 162(m), as determined by the Committee. In addition, to the extent necessary to preserve the intended economic effects of the 2008 Annual Incentive Plan to the Company and the Participants, the Committee will adjust the calculation of Pre-Tax Profits and Awards and the allocation thereof to take into account: (i) a change in corporate capitalization, (ii) a corporate transaction, such as any merger of the Company or any subsidiary into another corporation, any consolidation of the Company or any subsidiary into another corporation, any separation of the Company or any subsidiary (including a spin-off or the distribution of stock or property of the Company or any subsidiary), any reorganization of the Company or any subsidiary (whether or not the reorganization comes within the definition of Code Section 368), (iii) any partial or complete liquidation of the Company or any subsidiary or a large, special and non-recurring dividend paid or distributed by the Company, or (iv) a change in accounting or other relevant rules or regulations; provided, however, that no adjustment will be authorized or made if and to the extent that the Committee determines that the adjustment would cause the Awards to fail to qualify as “qualified performance-based compensation” under Code Section 162(m).
     Following the completion of each Performance Period, the Committee will certify in writing, in accordance with the requirements of Code Section 162(m), the achievement of the Performance Goal and the Awards payable to Participants.
     The Board or the Committee may, at any time, terminate or, from time to time, amend, modify or suspend the 2008 Annual Incentive Plan and the terms and provisions of any Award granted to any Participant which has not been paid. No Award may be granted during any suspension of the 2008 Annual Incentive Plan or after its termination.
     The above summary of the 2008 Annual Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2008 Annual Incentive Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Thor Industries, Inc. Deferred Compensation Plan
     On December 9, 2008, the Board approved and adopted the amended and restated Thor Industries, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”), which was amended and restated primarily to comply with Section 409A of the Code. The general purpose of the Deferred Compensation Plan is to provide the Company’s key selected employees with the benefits of an unfunded, non-qualified deferred compensation program.
     Under the Deferred Compensation Plan, participants may elect to defer portions of their salary and bonus amounts. The Company may also elect to contribute discretionary incentive, matching and special contributions on behalf of participants. The amounts are credited to the participant’s individual account, which is credited with earnings and losses based on the performance of certain investment funds selected by the Company and elected by the participant.
     The portion of a participant’s account attributable to his or her elective deferrals is 100% vested at all times. The portion of a participant’s account attributable to matching contributions, discretionary incentive contributions and special contributions vests upon the participant’s completion of three years of service. However, all amounts in a participant’s account become fully vested upon a change of control of the Company.
     Vested benefits become payable under the Deferred Compensation Plan (i) upon the participant’s separation from service, (ii) upon the occurrence of a change of control of the Company, (iii) upon the participant’s death or disability or (iv) in connection with a severe financial hardship due to an unforeseen emergency (but in this case amounts payable are limited to the amount necessary to satisfy the emergency plus anticipated taxes). In each case, payment will be made within ninety (90) days following the event triggering the payment unless the participant is determined by the Board to be a specified employee under Section 409A of the Code and the payment trigger is the participant’s separation from service, in which case the payment will be delayed for a period of six (6) months.
     Prior to a participant’s attainment of age fifty-five (55), all benefits are paid in lump sum. Benefits paid following the participant’s attainment of age fifty-five (55) may be paid in lump sum or in equal installments not to exceed five years, as elected by the participant in his or her initial election. Payments of amounts under the Deferred Compensation Plan are paid in cash from the Company’s general funds and any right to receive payments from the Company under the Deferred Compensation Plan will be no greater than the right of one of the Company’s unsecured creditors.
     The Board may administer the Deferred Compensation Plan or may appoint a committee to do so. The Board has the ability to modify or terminate the plan, provided that any modification or termination does not adversely affect the rights of any participant or beneficiary as to amounts under the plan. The Board also has the ability to terminate the Deferred Compensation Plan and accelerate the payments of all vested accounts in connection with certain corporate dissolutions or changes of control, provided that the acceleration is permissible under Section 409A of the Code. The Deferred Compensation Plan is intended to comply with Section 409A of the Code.

     The above summary of the Deferred Compensation Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Deferred Compensation Plan, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Thor Industries, Inc. Select Executive Incentive Plan
     On December 9, 2008, the Board approved and adopted the amended and restated Thor Industries, Inc. Select Executive Incentive Plan (the “SEIP”), which was amended and restated primarily to comply with Section 409A of the Code. The SEIP is administered by the Compensation Committee of the Board. The purpose of the SEIP is to provide eligible executives with supplemental deferred compensation in addition to the current compensation earned under the Company’s Management Incentive Plan. The SEIP is intended to be an unfunded deferred compensation arrangement for the benefit of a select group of management or highly compensated employees of the Company and its designated subsidiaries and affiliates.
     For each year of participation, the Company makes contributions, if any, on behalf of eligible executives, as determined by the Compensation Committee in its sole discretion. The amount(s) are credited to a bookkeeping account maintained for each eligible executive, which is also credited with earnings and losses as if the amounts were invested in specific investment funds selected by the Compensation Committee (or by the eligible executive if the Compensation Committee establishes a procedure permitting the eligible executive to select from amongst the index funds selected by the Compensation Committee).
     The amount(s) credited to the account of an eligible executive will vest upon the conclusion of the executive’s sixth year of participation in the SEIP, provided that the executive does not experience a separation from service before that time. However, the amounts immediately become 100% vested upon the eligible executive’s death or attainment of age 65. Except as otherwise provided in the SEIP, if the executive separates from service, all unvested amounts credited to his or her account will be forfeited.
     The SEIP also contains non-competition, non-solicitation and confidential information restrictions that, among other things, prohibit eligible executives from competing with the Company within the United States or Canada during the term of the eligible executive’s participation and for a period of eighteen months after separation from service with the Company for any reason. Non-compliance with such provisions will result in a total forfeiture of vested benefits. An eligible employee will also forfeit his or her entire vested balance under the SEIP if he or she engages in certain behavior detrimental to the Company at any time prior to payment of the vested balance.
     Amounts under the SEIP become payable upon an eligible executive’s separation from service or, if earlier, upon the eligible executive’s death or disability or the occurrence of an unforeseen emergency (but in this case amounts payable are limited to the amount necessary to satisfy the emergency plus anticipated taxes). Payments made upon an eligible executive’s death or disability or an unforeseen emergency are made in a lump sum within ninety days. Payments made in connection with an eligible executive’s separation from service will commence eighteen months following the eligible executive’s separation from service and payment will be made in lump sum or in equal annual installments over five years or ten years or in another actuarially equivalent form of payment, as elected by the executive at the commencement of participation in the SEIP. Payments of amounts under the SEIP are paid in cash from the Company’s general funds and any right to receive payments from the Company under the SEIP will be no greater than the right of one of the Company’s unsecured creditors.
     The Board may amend, suspend or terminate the SEIP in whole or in part, provided that such action does not retroactively adversely affect the rights of any person that has accrued benefits under the SEIP prior to the date of such action. The Board has the ability to terminate the SEIP and accelerate the payments of all vested accounts in connection with certain corporate dissolutions or change of control, provided that the acceleration is permissible under Section 409A of the Code. The SEIP is intended to comply with Section 409A of the Code.
     The above summary of the SEIP does not purport to be complete and is qualified in its entirety by reference to the full text of the SEIP, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

10.1	Thor Industries, Inc. 2008 Annual Incentive Plan

10.2	Thor Industries, Inc. Deferred Compensation Plan

10.3	Thor Industries, Inc. Select Executive Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.
Date: December 15, 2008	By:	/s/ Christian G. Farman
		Name:	Christian G. Farman
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Thor Industries, Inc. 2008 Annual Incentive Plan

10.2	Thor Industries, Inc. Deferred Compensation Plan

10.3	Thor Industries, Inc. Select Executive Incentive Plan